Exhibit 99.1

Pono Publications Ltd. financial statements for the six months ended June 30, 2017

(Unaudited)

PONO PUBLICATIONS

BALANCE SHEETS

Expressed in U.S. Dollars

	June 30, 2017	December 31, 2016

Assets
Current assets
Cash and cash equivalents	$11,413	$86,418
Accounts receivable	–	9,088
Inventory	16,376	51,050
Total current assets	27,789	146,556

Total assets	$27,789	$146,556

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable - related party	$981	$295
Other liabilities	1,434	92
Total current liabilities	2,419	387

Long-term liabilities
Note payable - related party	–	161,281
Total long-term liabilities	–	161,281

Total liabilities	2,519	161,668

Commitments and contingencies, note 7
Common stock, $0.01 par value	10,000	10,000
Shareholder distributions	(27,445)	–
Additional Paid-in-Capital	94,449	–
Retained earnings	(51,630)	(25,112)
Total shareholders' equity	25,374	(15,112)

Total liabilities and stockholders’ equity	$27,789	$146,556

See accompanying notes to the financial statements

1

PONO PUBLICATIONS

STATEMENT OF COMPREHENSIVE (LOSS) AND INCOME

For the Six Months Ended June 30, 2017 and 2016

Expressed in U.S. Dollars

	Six Months Ended June, 30
	2017	2016
Operating revenues
Product sales	$125,584	$196,596
Promotional sales	1,020	450
Total operating revenues	126,604	197,046

Cost of goods
Cost of goods	43,693	33,136
Total cost of goods	43,693	33,136

Gross profit	82,911	163,910

Operating expenses
General and administrative	46,289	43,173
Professional services	36,418	36,300
Advertising	26,735	65,299
Total operating expenses	109,442	144,772

(Loss) Income from operations	(26,531)	19,138

Other income/expense
Other expenses	(13)	(20)
Total other expense	(13)	(20)

Net (loss) income before income taxes	(26,518)	19,158

Income tax expense	–	–

Net (loss) income	$(26,518)	$19,158

See accompanying notes to the financial statements

2

PONO PUBLICATIONS

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2017 and 2016

Expressed in U.S. Dollars

	2017	2016
Cash flows from operating activities
Net (loss) income for the period	$(26,518)	$19,158
Changes in operating assets and liabilities
Accounts Receivable	9,088	(527)
Inventory	34,674	24,961
Other assets	–	(6,065)
Accounts payable and other liabilities	2,028	(28,193)
Net cash earned by operating activities	19,272	9,334

Net cash earned (used) by investing activities	–	–

Cash flows from financing activities
Short term debt received (payments)	(161,281)	60,469
Investment from parent	94,449
Distributions to shareholders	(27,445)
Net cash (used) earned by financing activities	(94,277)	60,469

Net (decrease) increase in cash and cash equivalents	(75,005)	98,189
Cash and cash equivalents - beginning of year	86,418	–
Cash and cash equivalents - end of year	$11,413	$98,189

See accompanying notes to the financial statements

3

Pono Publications Ltd.

Notes to Financial Statements

Six Months Ended June 30, 2017 and 2016

Note 1. Organization and Nature of Operations:

Business Description – Business Activity: Pono Publications Ltd. (the “Company”) is a Colorado corporation incorporated on February 16, 2015. The Company provides cultivation consulting services to the cannabis industry in Colorado and elsewhere. It is also the owner of a registered trademark, “Three A Light” through which it has published a book on how to cultivate marijuana. The Company’s brand includes the Three A Light™ cultivation publication with a ‘Professional Grade’ version used exclusively for both Three A Light™ and our current and future clients. This new cultivation protocol has already achieved yields in the 450-gram per square foot range of flowering canopy per year and is deployable in both greenhouse and indoor based cultivation facilities. The book is enabling individuals and farmers to gain a better understanding on indoor growing. The Company’s goal is to revolutionize modern gardening with an emphasis on stronger plants, healthy flowers and an overall cleaner product.

Related Parties – Related parties are any entities or individuals that, through employment, ownership or other means, possess the ability to direct or cause the direction of the management and policies of the Company. We disclose related party transactions that are outside of normal compensatory agreements, such as salaries or board of director fees. We had related party transactions with the following individuals / companies:

•	Super Farm LLC – Joshua Haupt, founder of the Company, has a 20% ownership
•	De Best Inc. – Joshua Haupt, founder of the Company, has a 20% ownership
•	Joshua Haupt – Joshua Haupt, founder of Pono Publications Ltd.
•	Success Nutrients – Joshua Haupt, founder of Success Nutrients, has a majority ownership
•	Medicine Man Denver – Andy Williams, Director of Medicine Man Technologies, has a 38% ownership

Going Concern – The financial statements have been prepared on a going concern basis, which assumes we will be able to realize our assets and discharge our liabilities in the normal course of business for the foreseeable future. The ability to continue as a going concern is dependent upon our generating profitable operations in the future and / or obtaining the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due. Management believes that actions presently being taken to further implement our business plan and generate additional revenues provide opportunity for the Company to continue as a going concern. While we believe in the viability of our strategy to generate additional revenues and our ability to raise additional funds, there can be no assurances to that effect.

The Company had net income (loss) of $(26,518) and $19,158 at June 30, 2017 and June 30, 2016, respectively. The Company had retained earnings (deficit) of $(51,630) and $(25,112) at June 30, 2017 and December 31, 2016, respectively.

Recently Issued Accounting Standards –

FASB ASU 2017-01 “Clarifying the Definition of a Business (Topic 805)” – In January 2017, the FASB issued 2017-1. The new guidance that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. The guidance requires an entity to evaluate if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets; if so, the set of transferred assets and activities is not a business. The guidance also requires a business to include at least one substantive process and narrows the definition of outputs by more closely aligning it with how outputs are described in ASC 606. The ASU is effective for annual reporting periods beginning after December 15, 2017, and for interim periods within those years. Adoption of this ASU is not expected to have a significant impact on our consolidated results of operations, cash flows and financial position.

FASB ASU 2016-15 “Statement of Cash Flows (Topic 230)” – In August 2016, the FASB issued 2016-15. Stakeholders indicated that there is a diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. Adoption of this ASU will not have a significant impact on our statement of cash flows.

4

FASB ASU 2016-11 “Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815)” – In May 2016, the FASB issued 2016-11, which clarifies guidance on assessing whether an entity is a principal or an agent in a revenue transaction. This conclusion impacts whether an entity reports revenue on a gross or net basis.  This ASU is effective for annual reporting periods beginning after December 15, 2017, with the option to adopt as early as December 15, 2016. We are currently assessing the impact of adoption of this ASU on our consolidated results of operations, cash flows and financial position.

Note 2.	Liquidity and Capital Resources:

Cash Flows – During the six month ending June 30, 2017 and year ended December 31, 2016, the Company primarily utilized cash and cash equivalents and profits from operations to fund its operations. These funds were loaned to the Company by Joshua Haupt, our founder, in the form of a note payable.

Cash and cash equivalents are carried at cost and represent cash on hand, deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date. The Company had $11,413 and $86,418 classified as cash and cash equivalents as of June 30, 2017 and December 31, 2016, respectively.

Note 3.	Critical Accounting Policies and Estimates:

Basis of Presentation: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission for annual and interim financial statements.

Fair Value Measurements: Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy is based on three levels of inputs, of which the first two are considered observable and the last unobservable, as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities.

Our financial instruments include cash, accounts receivable, note payable, accrued liabilities and other assets. The carrying values of these financial instruments approximate their fair value due to their short maturities. The carrying amount of our debt approximates fair value because the interest rates on these instruments approximate the interest rate on debt with similar terms available to us.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may be based upon amounts that differ from these estimates.

Accounts receivable: The Company extends unsecured credit to its customers in the ordinary course of business. Accounts receivable related to product revenues are recorded at the time the product is shipped to the customer, resulting in the funds being due being achieved, services are delivered and payment is reasonably assured. Product revenues are generally collected from 1 to 30 days after the invoice is sent. As of June 30, 2017, and December 31, 2016, the Company had accounts receivable of $0 and $9,088. The Company wrote off $0 of its accounts receivable during the current year. The Company will continue to evaluate the need for recognizing an additional allowance in the future.

5

Accounts Payable: Accounts Payable at June 30, 2017 and December 31, 2016 was $981 and $295. This was comprised of a related party payable to Success Nutrients. Success Nutrients is a related party to Pono Publications Ltd. because Joshua Haupt who owns a majority of Pono Publications Ltd. also owns a majority interest in Success Nutrients.

Other liabilities: Other liabilities at June 30, 2017 and December 31, 2016 were $1,434 and $92, respectively. This was comprised of accrued payroll taxes and sales tax payable.

Revenue recognition and related allowances: Revenue is recognized when the product is shipped. The point at which the Company recognizes revenue meets all four revenue recognition criteria. The Company’s point of sale system provides evidence that an arrangement exists, the price is fixed and the collectability is assured. Revenue from product sales is recognized when the obligations to the client are fulfilled which is determined when product has been shipped.

Costs of Goods Sold – Costs of goods sold are comprised of inventory purchases, fees and shipping costs incurred while supporting the sale of the Company’s products.

General & Administrative Expenses – General and administrative expense are comprised of all expenses not linked to the production or advertising of the Company’s products.

Advertising and Marketing Costs: Advertising and marketing costs are expensed as incurred and were $26,735 and $65,299 during the six months ended June 30, 2017 and June 30, 2016, respectively.

Income taxes: The Company has adopted SFAS No. 109 – “Accounting for Income Taxes”. ASC Topic 740 requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Note 4.	Stockholders’ Equity:

The Company’s initial authorized stock at inception was 1,000,000 Common Shares, par value $0.01 per share. During 2016, the Company did amend its Articles of Incorporation to authorize more shares of Common Stock.

During the time in which the Company was establishing its operations it issued 1,000,000 shares to multiple individuals. The material stock holders are Josh Haupt with 63%, Angelo Harris, with 7% and Nicholas Costello with 7%. These were issued at par value due to no operations and no assets at the point of issuance.

During the second quarter of 2017, the Company entered into a Merger Agreement with Medicine Man Technologies, Inc., a Nevada corporation (“MMT”) and Medicine Man Consulting, Inc. and as of April 1, 2017, the Company was merged into Medicine Man Consulting.

During 2017 as a part of the transaction noted above, Medicine Man Technologies made a loan from parent of $150,000. As of June 30, 2017, $94,449 was allocated to Success Nutrients.

Note 5.	Inventory:

At June 30, 2017 and December 31, 2016, the Company had $16,376 and $51,050 of finished goods inventory, respectively. The Company only has finished goods within inventory because it does not produce any of its products. All inventory is produced by a third party. The inventory valuation method that the Company uses is the FIFO method. During 2017 and 2016, the Company had $0 obsolescence within its inventory.

6

Note 6.	Note Payable:

At June 30, 2017 and December 31, 2016, the Company had a note payable balance of $0 and $161,281, respectively. The note payable is a balance that is due to the founder of the Company, Joshua Haupt, who is a related party.

Note 7.	Related Party Transactions:

As of June 30, 2017, and 2016, the Company has five related parties, Medicine Man Denver, Joshua Haupt, Success Nutrients, De Best Inc. and Super Farm LLC. The founder of the Company, Joshua Haupt, currently owns 20% of both De Best Inc. and Super Farms LLC. During 2017 and 2016, respectively, the Company had net sales from Super Farm LLC totaling $0 and $0. During 2017 and 2016 respectively, the Company had a note payable due to Joshua Haupt totaling $0 and $161,281. As of June 30, 2017, and 2016, the Company had a related payable balance to Success Nutrients totaling $0 and $295.

Note 8.	Commitments and Contingencies:

Office Lease – Denver, Colorado – The Company entered into a lease for office space at 6660 E. 47th Ave Drive, Denver, Colorado 80216. The lease commitment is split between both Pono Publications Ltd. and Success Nutrients. The lease period started December 1, 2016 and will terminate November 30, 2020, resulting in the following future commitments:

2017 fiscal year	$57,664
2018 fiscal year	59,264
2019 fiscal year	60,864
2020 fiscal year	62,464

The Company’s rent expense during the years ended June 30, 2017 and June 30, 2016, respectively, was $14,555 and $16,500.

Note 9.	Income Tax:

The Company had no tax provisions as of June 30, 2017 and December 31, 2016. The company had a net loss in the quarter ending June 30, 2017 and the deferred tax asset has a full valuation against it.

The Company was formed at inception and remained an S Corporation under the IRS Code until being acquired by Medicine Man Technologies, Inc. As a result, in lieu of corporate income taxes, the stockholders are taxed on their proportionate share of the Company's Income. Therefore, no provision for income taxes exist and no deferred tax asset exist as these both are the responsibility and benefit of the Company’s shareholders and do not belong to the Company. As such, the Company during the years ended June 30, 2017 and December 31, 2015, had $0 and $0 tax liability and $0 and $0 deferred tax asset as a result.

Note 10.	Subsequent Event:

There are no subsequent events to June 30, 2017 as of the filing date of this document.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Pono Publications Ltd.:

We have audited the accompanying balance sheet of Pono Publications Ltd. (“the Company”) as of December 31, 2016 and 2015 and the related statement of operations, stockholders’ equity (deficit) and cash flows for the year ended December 31, 2016 and period ended February 16, 2015 (inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Pono Publications Ltd., as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016 and the period from February 16, 2015 (inception) through December 31, 2015, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BF Borgers CPA PC

BF Borgers CPA PC
Lakewood, CO
October 11, 2017

8

Pono Publications Ltd. financial statements for years ended December 31, 2016 and 2015

(audited)

PONO PUBLICATIONS

BALANCE SHEETS

Expressed in U.S. Dollars

	December 31, 2016	December 31, 2015

Assets
Current assets
Cash and cash equivalents	$86,418	$28,386
Accounts receivable	9,088	–
Inventory	51,050	109,297
Total current assets	146,556	137,683

Total assets	$146,556	$137,683

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable - related party	$295	$28,232
Other liabilities	92	467
Total current liabilities	387	28,699

Long-term liabilities
Note payable - related party	161,281	112,562
Total long-term liabilities	161,281	112,562

Total liabilities	161,668	141,261

Commitments and contingencies, note 7
Common stock, $0.01 par value	10,000	10,000
Retained earnings	(25,112)	(13,578)
Total shareholders' equity	(15,112)	(3,578)

Total liabilities and stockholders’ equity	$146,556	$137,683

See accompanying notes to the financial statements

9

PONO PUBLICATIONS

STATEMENT OF COMPREHENSIVE (LOSS) AND INCOME

For the Twelve Months Ended December 31, 2016 and Inception to December 31, 2015

Expressed in U.S. Dollars

		Period From
		February 16, 2015
		(Inception)
		through
	December 31, 2016	December 31, 2015

Operating revenues
Product sales	$359,346	$20,260
Product sales - related party	1,146	–
Promotional sales	2,316	17,690
Total operating revenues	$362,808	$37,950

Cost of goods
Cost of goods	73,148	–
Cost of goods - related party	119	5,025
Total cost of goods	$73,267	$5,025

Gross profit	$289,541	$32,925

Operating expenses
General and administrative	$93,792	$40,603
Professional services	85,875	5,900
Advertising	121,194	–
Total operating expenses	$300,861	$46,503

(Loss) from operations	$(11,320)	$(13,578)

Other income/expense
Other expenses	$214	$–
Total other expense	214	–

Net (loss) before income taxes	$(11,534)	$(13,578)

Income tax expense	–	–

Net (loss)	$(11,534)	$(13,578)

See accompanying notes to the financial statements

10

PONO PUBLICATIONS

STATEMENT OF CASH FLOWS

For the Twelve Months Ended December 31, 2016 and Inception to December 31, 2015

Expressed in U.S. Dollars

		Period From
		February 16, 2015
		(Inception)
		through
	December 31, 2016	December 31, 2015
Cash flows from operating activities
Net (loss) for the period	$(11,534)	$(13,578)
Changes in operating assets and liabilities
Accounts Receivable	(9,088)	–
Inventory	58,247	(109,297)
Other accrued liabilities	(375)	467
Accounts payable - related party	(27,937)	28,232
Net provided (used) by operating activities	9,313	(94,176)

Net cash earned (used) in investing activities	–	–

Cash flows from financing activities
Proceeds from short term debt	48,719	112,562
Common stock	–	10,000
Net cash provided by financing activities	48,719	122,562

Net increase in cash and cash equivalents	58,032	28,386
Cash and cash equivalents - beginning of year	28,386	–
Cash and cash equivalents - end of year	$86,418	$28,386

See accompanying notes to the financial statements

11

PONO PUBLICATIONS

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Twelve Months Ended December 31, 2016

Expressed in U.S. Dollars

	Common Shares	Common Stock	Accumulated Earnings (Loss)	Total Equity
Balance - January 1, 2015	–	$–	$–	$–

Stock issued	1,000,000	10,000	–	10,000

Net (loss) for the period	–	–	(13,578)	(13,578)

Balance - December 31, 2015	1,000,000	10,000	(13,578)	(3,578)

Net (loss) for the period	–	–	(11,534)	(11,534)

Balance - December 31, 2016	1,000,000	$10,000	$(25,112)	$(15,112)

See accompanying notes to the financial statements

12

Pono Publications Ltd.

Notes To Audited Financial Statements

For The Years Ended December 31, 2016 and 2015

Note 1. Organization and Nature of Operations:

Business Description – Business Activity: Pono Publications Ltd. (the “Company”) is a Colorado corporation incorporated on February 16, 2015. The Company provides cultivation consulting services to the cannabis industry in Colorado and elsewhere. It is also the owner of a registered trademark, “Three A Light” through which it has published a book on how to cultivate marijuana. The Company’s brand includes the Three A Light™ cultivation publication with a ‘Professional Grade’ version used exclusively for both Three A Light™ and the Company’s current and future clients. This new cultivation protocol has already achieved yields in the 450-gram per square foot range of flowering canopy per year and is deployable in both greenhouse and indoor based cultivation facilities. The book is enabling individuals and farmers to gain a better understanding on indoor growing. The goal is to revolutionize modern gardening with an emphasis on stronger plants, healthy flowers and an overall cleaner product.

Related Parties – Related parties are any entities or individuals that, through employment, ownership or other means, possess the ability to direct or cause the direction of the management and policies of the Company. We disclose related party transactions that are outside of normal compensatory agreements, such as salaries or board of director fees. We had related party transactions with the following individuals / companies:

•	Super Farm LLC – Joshua Haupt, founder of the Company, has a 20% ownership
•	De Best Inc. – Joshua Haupt, founder of the Company, has a 20% ownership
•	Joshua Haupt – Joshua Haupt, founder of Pono Publications Ltd.
•	Success Nutrients – Joshua Haupt, founder of Success Nutrients, has a majority ownership
•	Medicine Man Denver – Andy Williams, Director of Medicine Man Technologies, has a 38% ownership

Going Concern – The accompanying financial statements have been prepared on a going concern basis, which assumes the Company will be able to realize its assets and discharge liabilities in the normal course of business for the foreseeable future. The Company had an accumulated deficit of $15,112 and $3,578 at December 31, 2016 and 2015, respectively, and net losses of $(11,534) and $(13,578) at December 31, 2016 and December 31, 2015, respectively. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management believes that actions presently being taken to further implement our business plan and generate additional revenues provide opportunity for the Company to continue as a going concern. While we believe in the viability of our strategy to generate additional revenues and our ability to raise additional funds, there can be no assurances to that effect.

These matters, among others, raise substantial doubt about our ability to continue as a going concern.

Recently Issued Accounting Standards –

FASB ASU 2017-01 “Clarifying the Definition of a Business (Topic 805)” – In January 2017, the FASB issued 2017-1. The new guidance that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. The guidance requires an entity to evaluate if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets; if so, the set of transferred assets and activities is not a business. The guidance also requires a business to include at least one substantive process and narrows the definition of outputs by more closely aligning it with how outputs are described in ASC 606. The ASU is effective for annual reporting periods beginning after December 15, 2017, and for interim periods within those years. Adoption of this ASU is not expected to have a significant impact on our consolidated results of operations, cash flows and financial position.

FASB ASU 2016-15 “Statement of Cash Flows (Topic 230)” – In August 2016, the FASB issued 2016-15. Stakeholders indicated that there is a diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. Adoption of this ASU will not have a significant impact on our statement of cash flows.

13

FASB ASU 2016-11 “Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815)” – In May 2016, the FASB issued 2016-11, which clarifies guidance on assessing whether an entity is a principal or an agent in a revenue transaction. This conclusion impacts whether an entity reports revenue on a gross or net basis. This ASU is effective for annual reporting periods beginning after December 15, 2017, with the option to adopt as early as December 15, 2016. We are currently assessing the impact of adoption of this ASU on our consolidated results of operations, cash flows and financial position.

Note 2.	Liquidity and Capital Resources:

Cash Flows – During the years ending December 31, 2016 and 2015, the Company primarily utilized cash and cash equivalents and profits from operations to fund its operations. These funds were loaned to the Company by Joshua Haupt, founder, in the form of a note payable.

Cash and cash equivalents are carried at cost and represent cash on hand, deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date. The Company had $86,418 and $28,386 classified as cash and cash equivalents as of December 31, 2016 and December 31, 2015, respectively.

Note 3.	Critical Accounting Policies and Estimates:

Basis of Presentation: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission for annual financial statements.

Fair Value Measurements: Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy is based on three levels of inputs, of which the first two are considered observable and the last unobservable, as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities.

Our financial instruments include cash, accounts receivable, note payable, accrued liabilities and other assets. The carrying values of these financial instruments approximate their fair value due to their short maturities. The carrying amount of our debt approximates fair value because the interest rates on these instruments approximate the interest rate on debt with similar terms available to us.

14

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may be based upon amounts that differ from these estimates.

Accounts receivable: The Company extends unsecured credit to its customers in the ordinary course of business. Accounts receivable related to product revenues are recorded at the time the product is shipped to the customer, resulting in the funds being due being achieved, services are delivered and payment is reasonably assured. Product revenues are generally collected from 1 to 30 days after the invoice is sent. As of December 31, 2016, and 2015, the Company had accounts receivable of $9,088 and $0. The Company wrote off $0 of its accounts receivable during the current year. The Company will continue to evaluate the need for recognizing an additional allowance in the future.

Accounts Payable- Related Party: Accounts Payable Related Party at December 31, 2016 and 2015 was $295 and $28,232. This was comprised of a related party payable to Success Nutrients. Success Nutrients is a related party to Pono Publications Ltd. because Joshua Haupt who owns 100% of Pono Publications Ltd. also owns 100% of Success Nutrients.

Other liabilities: Other liabilities at December 31, 2016 and 2015 was $92 and $467. This was comprised of accrued payroll taxes and sales tax payable.

Revenue recognition and related allowances: Revenue is recognized when the product is shipped. The point at which the Company recognizes revenue meets all four revenue recognition criteria. The Company’s point of sale system provides evidence that an arrangement exists, the price is fixed and the collectability is assured. Revenue from product sales is recognized when the obligations to the client are fulfilled which is determined when product has been shipped.

Costs of Goods Sold – Costs of goods sold are comprised of inventory purchases, fees and shipping costs incurred while supporting the sale of the Company’s products.

General & Administrative Expenses – General and administrative expense are comprised of all expenses not linked to the production or advertising of the Company’s products.

Advertising and Marketing Costs: Advertising and marketing costs are expensed as incurred and were $121,194 and $0 during the twelve months ended December 31, 2016 and December 31, 2015, respectively.

Income taxes: The Company has adopted SFAS No. 109 – “Accounting for Income Taxes”. ASC Topic 740 requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Note 4.	Stockholders’ Equity:

The Company’s initial authorized stock at inception was 1,000,000 Common Shares, par value $0.01 per share. During 2016 and 2015, the company did amend its Articles of Incorporation to authorize more shares of Common Stock.

During the time in which the Company was establishing its operations it issued 1,000,000 shares to multiple individuals. The material stock holders are Josh Haupt with 63%, Angelo Harris, with 7% and Nicholas Costello with 7%. These were issued at par value due to no operations and no assets at the point of issuance.

15

Note 5.	Inventory:

At December 31, 2016 and 2015, the Company had $51,050 and $109,297 of finished goods inventory. The Company only has finished goods within inventory because they do not produce any of their products. All inventory is produced by a third party. The inventory valuation method that the Company uses is the FIFO method. During 2016 and 2015, the Company had $0 obsolescence within its inventory.

Note 6.	Note Payable:

At December 31, 2016 and December 31, 2015, respectively, the Company had a note payable balance of $161,281 and $112,562. The note payable is a balance that is due to the founder of the Company, Joshua Haupt, who is a related party to the Company.

Note 7.	Related Party Transactions:

As of December 31, 2016 and 2015, the Company has four related parties, Joshua Haupt, Success Nutrients, De Best Inc. and Super Farm LLC. The founder of the Company, Joshua Haupt, currently owns 20% of both De Best Inc. and Super Farms LLC. During 2016 and 2015, respectively, the Company had net sales from Super Farm LLC totaling $1,146 and $0. During 2016 and 2015 respectively, the Company had a note payable due to Joshua Haupt totaling $161,281 and $112,562. As of December 31, 2016 and 2015, the Company had a related party payable balance to Success Nutrients totaling $295 and $28,232, respectively.

Note 8.	Commitments and Contingencies:

Office Lease – Denver, Colorado – The Company entered into a lease for office space at 6660 E. 47th Ave Drive, Denver, Colorado 80216. The lease commitment is split between both Pono Publications Ltd. and Success Nutrients. The lease period started December 1, 2016 and will terminate November 30, 2020, resulting in the following future commitments:

2017 fiscal year	$57,664
2018 fiscal year	59,264
2019 fiscal year	60,864
2020 fiscal year	62,464

The Company’s rent expense during the years ended December 31, 2016 and December 31, 2015, respectively, was $34,224 and $33,200.

Note 9.	Income Tax:

The Company was formed at inception as an S Corporation under the IRS Code. As a result, in lieu of corporate income taxes, the stockholders are taxed on their proportionate share of the Company's Income. Therefore, no provision for income taxes exist and no deferred tax asset exist. As such, the Company during the years ended December 31, 2016 and December 31, 2015, had $0 and $0 tax liability and $0 and $0 deferred tax asset as a result. As a result of the acquisition on June 7, 2017 of the Company by Medicine Man Technologies, Inc., the Company is no longer classified as an S Corporation.

Note 10.	Subsequent event:

Subsequent to December 31, 2016, on February 27, 2017, the Company entered into a Merger Agreement with Medicine Man Technologies, Inc., a Nevada corporation (“MMT”), and its wholly owned subsidiary, Medicine Man Consulting, Inc., a Colorado corporation. This Agreement became effective on June 7, 2017 with an effective accounting date of April 1, 2017.

The acquisition of the Company required the approval of the holders of a majority of our shareholders, which was obtained. As a result, Pono Publications Ltd. has been consolidated into the operations of Medicine Man Consulting, Inc., a wholly owned subsidiary of MMT, which is also where we have continued to conduct our consulting service business.

MMT issued an aggregate of 3,500,000 shares of its Common Stock to the Pono Publications Ltd. stockholders in exchange for 100% of the issued and outstanding shares of Pono’s issued and outstanding capital stock.

16